Parnassus International Equity Fund SM

Investor Class PRBRX | Institutional Class PFPEX

June 25, 2026

Supplement to the Prospectus, Summary Prospectus and

Statement of Additional Information dated April 30, 2026

The Board of Trustees (the “Board”) of Parnassus Funds has determined that it is in the best interests of the shareholders of Parnassus International Equity Fund (the “Fund”) to liquidate the Fund. The liquidation of the Fund is expected to be effective on or about Friday, August 28, 2026 (the “Liquidation Date”).

Effective at market close on Monday, July 6, 2026, the Fund will cease accepting purchase orders from new and existing investors. The Fund anticipates making a distribution of any income and/or capital gains of the Fund in connection with its liquidation. The final tax year for the Fund will end on the Liquidation Date.

Shareholders of the Fund may redeem their Fund shares or exchange their shares into shares of another mutual funds advised by Parnassus Investments, LLC (“Parnassus Investments”) at any time prior to the Liquidation Date. If a shareholder has not redeemed or exchanged his or her shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and, as soon as practicable after the Liquidation Date, proceeds will be sent to the shareholder at their address of record. Liquidation proceeds will be paid in cash for the redeemed shares at their net asset value.

To prepare for the closing and liquidation of the Fund, the Fund’s portfolio managers will increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, after June 25, 2026, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective.

The Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. Such distributions generally will be taxable to taxable shareholders. For taxable shareholders, the automatic redemption on the Liquidation Date generally will be treated like other redemptions of shares – that is, as a sale that may result in a gain or loss to shareholders for U.S. federal income tax purposes. Shareholders should consult their personal tax adviser concerning their particular tax situation.

All expenses of the liquidation of the Fund will be borne by Parnassus Investments.

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